Exhibit 99.2

Limited Liability Company "Gorstovoe"

Financial Statements

for the Year, ended 31December 2006

Report of independent auditing firm

1. Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheet of Limited Liability Company Gorstovoe (the Company) as of December 31, 2006, related statement of loss, cash flows and statement of changes in shareholders’ equity for the period from January 2006 through December 31, 2006. These financial statements are responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has been warned with Federal Agency of Ministry of Natural resources about violations of the license agreement on April 20, 2007. The Company intends to eliminate the inconsistencies within 9 months from this date that meets the Federal Agency’s requirements.

In our opinion, except for the fact of licensing offence as discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Yan I. Krotov
Managing partner

UHY Yans-Audit
May 28, 2007
Moscow, Russia

2. FINANCIAL STATEMENTS
2.1. Balance Sheets

Balance Sheets

Limited Liability Company "Gorstovoe"

At December 31 in United States dollars	Notes	2006	2005
Assets
Current assets
Cash and equivalents	3	$12,179	$20,767
Prepayments to vendors & suppliers	4	238,349	218,262
Accounts receivable from customers	4	2,499	-
Inventories	5	54,606	64,264
Total current assets		307,634	303,294
Non-current assets
Property, plant and equipment at cost
Plant & Equipment	6	10,774	9,857
Less accumulated depreciation	6	(8,243)	(4,805)
Property, plant and equipment at cost (net)	6	2,531	5,052
Construction in progress	7	7,309,347	6,648,551
Non-current deffered income tax	12	13,211	8,378
Other assets	9	1,479,299	1,365,192
Total non-current assets		8,804,388	8,027,172
Total assets		$9,112,022	$8,330,466
Liabilities and Shareholders Equity
Current liabilities
Loans payble	10	557,011	503,459
Accounts payable to vendors & suppliers	11	839,328	423,443
Taxes payable	11	10,250	109
Salaries payable	11	11,202	5,365
Total current liabilities		1,417,791	932,376
Total laibilities		1,417,791	932,376
Shareholders equity:
Chartered capital	15	9,033,267	9,033,267
Retained earnings(deficit)	14	(1,635,177)	(1,276,305)
Current retained earnings	14	(376,182)	(358,872)
Other comprehensive gains		672,322	-
Total shareholders equity		7,694,230	7,398,089
Total liabilities and shareholders equity		$9,112,022	$8,330,466

Statement of Income

Limited Liability Company "Gorstovoe"

For the years ended December 31	Notes	2006
Sales
Costs and expenses
Cost of sales		(7,001)
Amortization		(2,903)
Corporate administration		(349,303)
Operating Income/Loss		(359,206)
Other income (expense)
Interest expenses		(11,450)
Interest income
other income( expense)		(9,472)
Income from continuing operations before income tax and other items		(380,128)

Deferred Income tax benefit	12	3,946
Net income for the period		(376,182)

Other comprehensive Income (Loss)
Currency translation adjustments (net)		672,322
Changes in fair value of investments
Other comprehensive Income (Loss) before income tax
Income tax recovery related to OCI
Other comprehensive Income (Loss) net of tax		672,322

2.3. Statement of Cash Flow

Statement of Cash Flow (direct metod)

Limited Liability Company "Gorstovoe"

	For the years ended December 31	Notes	2006
A.	Cash flows from operating activities
	Cash inflows operating activities:
	From customers
	Other income		19,976
	Cash outflows from operating activities
	Cash paid to suppliers
	Cash paid for remaining exprenses		793,890
	Cash paid interest expense
	Net cash inflow (outflow) from operating activies		(773,914)
B.	Cash flows from investing activities:
	Cash outflows (investments in the following):
	Property, plant, and equipment
	Purchase notes		295,658
	Cash loan to CRB
	Cash inflows
	Sale of property plant and equipment
	Sale notes
	Collections on loan (excluding interest)
	Net cash inflow (outflow) from investing activities		(295,658)
C.	Cash inflows (outflow) from financial activities:
	Cash inflows (obtainet from the following sources):
	Cash deposits by customers
	Cash from short-term debt		1,910,023
	Cash from long-term debt
	Issuance of company stock
	Cash outflows (cash payments related to financing):
	Payment on shot-term debt		850,972
	Dividends paid (cash to owners)
	Net cash inflow (outflow) from financial activities		1,059,051
D.	Net cash inflow (outflow) from currency exchange rate changes
	Currency translation adjustments (net)		1,933
	Net increase (decrease) in cash during the period		(10,521)
	Cash at beginning of year		20,767
	Cash at end of year		12,179

Statement of Changes in Shareholders' Equity.

Limited Liability Company "Gorstovoe"

For the years ended December 31	Notes	2006
Chartered capital
at Jan 1st		9,033,267
additions		-
at Dec 31st		9,033,267

Retained earnings

at Jan 1st		(1,635,177)
Net Income/Loss		(376,182)
at Dec 31st		(2,011,359)
Currency translation adjustments (net)		672,322
Total stockholders' capital		7,694,230

3. NOTES TO THE FINANCIAL STATAMENTS

1. Operations and Business

Gorstovoe Limited Liability Company, (the Company), was incorporated on April 23, 2002 in accordance to the Federal Law No 14 - Federal Law, from February 08, 1998 “About societies with limited liability” in Tomsk city. The assets of construction in progress are situated in Tomsk region nearby Strejevoi settlement. The office of the Company is situated in Tomsk city.

The Company’s main activity is investing in assets directed to oil and petroleum gas production. The production will start after completion of necessary construction work.

The Company has obtained licenses from the government authorities for:

a)
exploration activity, mineral exploration, mining operations of oil and gas in Gorstovoe oilfield, the license is valid till March 18, 2014. The Company has licensing agreement of use conditions in Gorstovoe oilfield which is the integral part of the license.

b)	well operations, the license is valid till January 31, 2008.

c)	mining of soil, the license is valid till December 31, 2008.

d)	surveyor operations, the license is valid till May 31, 2009.

e)	underground water extraction, the license is valid till December 31, 2010.

We have to draw attention that the Company has been warned with Federal Agency of Ministry of Natural resources about violations of the license agreement of use conditions in Gorstovoe oilfield:

•	the oilfield has not been set into trial exploitation yet;

•	the estimation of oil reserves in the oilfield and the Plan of operation and maintenance phase of exploitation has not been submitted to the Federal Agency.

According to this notification issued on April 20, 2007 the Company has 9 months to eliminate these violations.
The Company intends to eliminate the inconsistencies within this period.

2. Summary of Significant Accounting Policies

The accounting policies of the Company are in accordance with generally accepted accounting principals of the United States of America, and their basis of application is consistent with that of the previous year. Outlined below are those policies considered particularly significant.

a)	Cash and Cash Equivalents

For purposes of the statement reporting within the statement of cash flows, cash includes currency, cheques issued by others, other currency equivalents and current deposits. Cash equivalents include securities and short-term market instruments that can be easily converted into cash. Investments that mature within three months from the investment date are also included as cash equivalents.

b)	Inventories

Expenses for purchase the materials, necessary for construction work and for administrative expenses include applicable purchase costs and operating expenses. Materials and supplies inventories are recorded at the lower average cost or net realizable value.

c)	Property, Plant and Equipment

Property, Plant and Equipment are stated at historical costs. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Building expenses for oil and petroleum gas production equipment are capitalized. Depreciation is provided, using straight-line method. The rates of depreciation are formulated to charge operation with the cost of the equipment over their estimated useful lives as follows:

Computer and other electronic equipment	3-5 years.

d)	Construction in progress

Assets in the course of construction are capitalized in the construction work in progress account. On completion, the cost of construction is transferred to the appropriate category of tangible fixed assets.

No depreciation is charged on assets in the capital work in progress account. These assets are depreciated upon their transfer to appropriate category of tangible fixed assets.

Costs related to managing capital construction are accumulated over the reporting period (financial year) and allocated at the end of the reporting period (financial year) among costs of items registered as non-operational assets as of the end of the year in proportion to actual costs incurred in the appropriate reporting period (financial year) in respect of each of the items.

e)	Use of Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount reported in the financial statements and related no financial statements and related notes to financial statements. These estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

f)	Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No 52, “Foreign Currency Translation” (“SFAS 52”). The Company’s functional currency is the Russian Rouble. Under SFAS 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

The principal exchange rates against US dollars were:

	12 month ended
	31 December 2006	31 December 2005
AVERAGE
RUR	27,1318	28,3426
CLOSING
RUR	26,3311	28,7825

g)	Environmental liabilities

Liabilities for environmental remediation are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

h)	Pension and post-employment benefits

The Company’s mandatory contributions to the governmental pension plan are expensed when incurred. Discretionary pensions and other post-employment benefits are not material.

i)	Income Tax

The Company’s for taxes pursuant to SFAS No 109, “Accounting for Income Taxes”. Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

j)	Comprehensive Income

The Company adopted Statement of Financial Accounting Standard (“SFAS”) No 130, “Reporting Comprehensive Income” SFAS No 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements.

k)	Financial Instruments

Fair Value

Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from the financial instruments.

Foreign Currency Risk Exchange restrictions and controls exist relating to converting Russian Roubles to other currencies. At present, the Russian Rouble is not a convertible currency outside the Russian Federation. Future movements in the exchange rates between the Russian Rouble and the US dollar will affect the carrying value of the Company’s Russian Rouble denominated monetary assets and liabilities. Such movements may also affect the Company’s ability to realize non-monetary assets represented in the US dollars in these consolidated financial statements. Any transaction of Russian Roubles amounts to US dollars should not be construed as a representation that such Russian Rouble amounts have been, could be, or will in the future be converted into US dollars at the exchange rate shown or at any other exchange rate.

Concentration of Credit Risk

SFAS No 105 “Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk.

l)	Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable. For the period ended December 31, 2006, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

m)	Recent Accounting Pronouncement

In March 2006, the FASB issued SFAS No 156 “Accounting for Servicing of Financial Assets” - an amendment of FASB Statement No 140 (“SFAS No 156”). SFAS No 156 simplifies the accounting for loan servicing rights and the financial instruments used to hedge risk associated with those rights. SFAS No 156 requires that servicing rights be valued initially at fair value, and subsequently accounted for at either fair value or amortized over the economic life of the related lease. SFAS No 156 is affective for fiscal year beginning after September 15, 2006. The implementation of SFAS No 156 is not expected to have a material impact on the Company’s results of operations and financial position.

In April 2006, the FASB issued FASB Staff Position (“FSP”), FASB Interpretation No (“FIN”) 46®-6, FSP FIN 46®-6 provides accounting guidance on how to distinguish between arrangements that create variability (i.e. the risks and rewards) within an entity and arrangements that are subject to that variability (i.e. variable interests). FSP FIN 46®-6 is responding to a need for accounting guidance on arrangements that can be either assets or liabilities (i.e. derivative financial instruments). FSP FIN 46®-6 is effective for the fiscal period that begins after June 15, 2006.

In June 2006, the FASB issued FIN No 48, “Accounting in Uncertainty in Income Tax, an interpretation of FASB Statement No 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No 109, “Accounting for Income Taxes” (“SFAS 109”). The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides accounting guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal year beginning after December 15, 2006.

3. Cash and Cash Equivalents

Cash balances of 31 December 2006 and 31 December 2005 included accounts denominated in Russian Roubles equivalent to 12,179 $ and 20,767 $ respectively.

4. Accounts and Notes Receivable

	December 31	December 31
	2005	2006

Accounts receivable from customers	-	2,499
Prepayments to vendors & suppliers	218, 262	238,349
i.e.:
JSC “Sibneftemash”, for design work	218,262	238,349

Total accounts and notes receivable	218,262	240,848

5. Inventories

	December 31	December 31
	2005	2006

Materials and supplies	64,264	54,606
Total inventories	64,264	54,606

6. Property, Plant and Equipment

	December 31		December 31
	2005		2006
		Accumulated		Accumulated
	Cost	Depreciation	Cost	Depreciation

Computer and other electronic equipment	9,857	4,805	10,774	8,243

	9,857	4,805	10,774	8,243

Net carrying amount		5,052		2,531

7. Construction in progress

Over the period from 2004 to 2006, overhead expenses on the account “Capital Construction” were written off as losses of the reporting period and previous years respectively.

December 31
2006

Camp	193,793
Water supply point	39,214
Welt cluster No 1 and technological services	470,189
Production plant	34,931
Sand-pit	101,270
Oil monitor box	51,136
Oil pipe line	3,070,556
Control complex for oil preparing and
pipeline transportation	1,096,237
Oil wells	1,875,164
Equipment work in construction	376,857
Total construction in progress	7,309,347

We have to point that as these assets are remote and difficult to access, the Company didn’t make up stock-taking. Instead of stock-taking the Company periodically handles their availability and condition. Besides building and assembly jobs, tangible expenses Construction in progress assets include other direct expenses (rental expenses, ecological examination etc.) in amount of $182,908. Total construction in progress amounts of $7,309,347.

8. Intangible assets

The Company has obtained licenses from the government authorities for:

a)
exploration activity, mineral exploration, mining operations of oil and gas in Gorstovoe oilfield, the license is valid till March 18, 2014. The Company has licensing agreement of use conditions in Gorstovoe oilfield which is the integral part of the license.

b)	well operations, the license is valid till January 31, 2008.

c)	mining of soil, the license is valid till December 31, 2008.

d)	surveyor operations, the license is valid till May 31, 2009.

e)	underground water extraction, the license is valid till December 31, 2010

The historical cost of these licenses is far below the material level.

9. Other non-current assets

	December 31	December 31
	2005	2006

VAT deductible after the	1,338,712	1,463,344
construction work are completed
Deferred tax expenses	26,480	15,382
Other account receivable	-	573
Total	1,365,192	1,479,299

10. Loans payable.

	December 31	December 31
	2005	2006
LLC “Regiongazstroi”	0	5,697
LLC “Stroiservis”	0	19,007
LLC “Managerial Company
“Tomsktruboprovodstroi”	503,459	532,307
Total	503,459	557,011

The Company receives interest loans short-term loans from financial company and partners of business on account of performance in the future of well operations and oil sales.

11. Other Accounts Payable, Accrued Liabilities and Taxes except Corporate Income Tax

	December 31	December 31
	2005	2006
Taxes payable i.e.:	109	10,250
Income tax	0	4,978
Social insurance		5,272
Property tax	109	0

Salaries payable	5,449	11,202

Other Accounts Payable i.e.:
LLC “Stroiservis” for the promissory	0	759,558
notes of Sberbank
Indebtedness for rent, services etceteras	423,443	79,770

Total	5,558	21,452

12. Corporate Income Tax

The Company accounts for income tax pursuant to SFAS No 109 “Accounting for Income Tax”. This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balance are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Corporate income tax rate applicable in 2006 is 24% of taxable income.

Under SFAS No 109 income taxes are recognized for the following: a) amount of tax payable for the current year, b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The reconciliation between total tax expense and the expected income tax during the period is as follows:
Deferred Income tax benefit	3,946

13. FINANCIAL INVESTMENT

During the present fiscal period the Company didn’t invest its money in Financial Investment. Promissory notes of Sberbank bought from LLC “Stroiservis” were used as instrument of payment for repayment of the loans.

14. RETAINED EARNINGS (DEFICIT)

	December 31	December 31
	2005	2006
Retained earnings(deficit )	(1,276,305)	(1,635,177)
Current retained earnings (deficit)	(358,872)	(376,182)
Total	(1,635,177)	(2,011,359)

15. CHARTERED CAPITAL

	December 31,	December 31,
	2005	2006
Authorized	9,033,267	9,033,267

Issued	9,033,267	9,033,267

For the period since December 31, 2005 till December 31, 2006 Chartered Capital denominated in Russian Roubles hadn’t been changed. The previous owner of 100% share in Chartered Capital of the Company - LLC “Managerial Company “Tomsktruboprovodstroi” sold it’s share to JSC “Ariust” In January 2006.